    Exhibit 10.5

Certain information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

SUPPLEMENTAL AGREEMENT NO. 37

to

PURCHASE AGREEMENT NO. 03735

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Relating to Boeing Model 737 MAX Aircraft
This SUPPLEMENTAL AGREEMENT No. 37 (SA-37) To PURCHASE AGREEMENT NO. 03735, entered into as of January 14 , 2026 (Effective Date), by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing) and AMERICAN AIRLINES, INC. a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 03735 dated February 1, 2013 relating to Boeing Model 737 MAX Aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;

    WHEREAS, Boeing provided to Customer notice No. AAL-NM-2506297, dated December 1, 2025, [****] to Customer for [****] Aircraft, each capitalized term as defined in Letter Agreement No. AAL-PA-3735-LA-2306984 entitled “[****]” (the [****]);

WHEREAS, Customer provided notice to Boeing, on December 16, 2025, [****] Aircraft and Boeing and Customer agree to [****] such [****] Aircraft (now a [****] Aircraft (as defined in the [****])) to the following [****] (as defined in the [****]) as shown below:

[****]	[****]	[****]
[****]	[****]	[****]
PA 03735    SA-37

BOEING AND AMERICAN PROPRIETARY

[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

    WHEREAS, Customer and Boeing agree to [****], as defined in Letter Agreement No. AAL-PA-03735-LA-1106651R16 entitled “[****]” (the [****]), for [****] ([****]) [****] Aircraft, (as defined in the [****]) listed in Attachment B of the [****], to the [****] as shown below:

[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
;and

    NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree that the Purchase Agreement is amended and supplemented as set forth below and otherwise agree as follows:

1.Table of Contents.
The “Table of Contents” to the Purchase Agreement referencing SA-36 in the footer is deleted in its entirety and is replaced with the new “Table of Contents” (attached hereto) referencing SA-37 in the footer to reflect changes made to the Purchase Agreement by this SA-37. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.

2.Tables.
Table 1-7.     Table 1-7 of the Purchase Agreement titled “[****] Aircraft Delivery Description, Price and Advance Payments,” is hereby deleted in its entirety and

PA 03735    SA-37

BOEING PROPRIETARY

replaced with a new Table 1-7 titled “[****] Aircraft Delivery Description, Price and Advance Payments,” attached hereto, referencing SA-37 in the footer.1
3.Letter Agreement.
3.1[****]. Letter Agreement No. AAL-PA-03735-LA-2306975R2 is hereby deleted in its entirety and replaced with Letter Agreement No. AAL-PA-03735-LA-2306975R3 (attached hereto) entitled “[****]”, (Revised [****] Letter Agreement), referencing SA-37 in the footer, to [****] (as defined in the [****]) for each of the [****] Aircraft listed in the table above and to memorialize the parties [****] in Section 2.2(iii) of the [****] related to the [****] for the [****] Aircraft. The Revised [****] Letter Agreement is hereby incorporated into the Purchase Agreement.
3.2[****]. Letter Agreement No. AAL-PA-03735-LA-110665R16 is hereby deleted in its entirety and replaced with Letter Agreement No. AAL-PA-03735-LA-1106651R17 (attached hereto) entitled “[****]”, (Revised [****]t Letter Agreement), referencing SA-37 in the footer, to reflect the [****] of [****] ([****]) [****] in Attachment B of the Revised [****] Letter Agreement. The Revised [****] Letter Agreement is hereby incorporated into the Purchase Agreement.
3.3[****]. Letter Agreement No. AAL-PA-03735-LA-2306974 is hereby deleted in its entirety and replaced with Letter Agreement No. AAL-PA-03735-LA-2306974R1 (attached hereto) entitled “[****]”, (Revised [****] Letter Agreement), referencing SA-37 in the footer, to reflect an administrative update. The Revised[****] Letter Agreement is hereby incorporated into the Purchase Agreement.
3.4[****]. Letter Agreement No. AAL-PA-03735-LA-1801206 is hereby deleted in its entirety and replaced with Letter Agreement No. AAL-PA-03735-LA-1801206R1 (attached hereto) entitled “[****]” (Revised [****] Letter Agreement), referencing SA-37 in the footer, to reflect an administrative update. The Revised [****] Agreement is hereby incorporated into the Purchase Agreement.
4.[****].
Upon execution of this SA-37, [****]. [****] for the [****] Aircraft, [****] in this SA-37, will be [****] with the [****].
5.Miscellaneous.
5.1    The Purchase Agreement is amended and supplemented as set forth above by the revised Table of Contents, Revised [****] Letter Agreement, Revised [****] Agreement, Revised [****], Revised [****] Letter Agreement and the new Table 1-7. All other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.

5.2    References in the Purchase Agreement and any supplemental agreements and associated letter agreements to the letter agreement listed in the left column of the below table shall be deemed to refer to the corresponding revised
1 The parties note that the prior convention for updating tables has been for each new version to be labeled Table 1-XXRX; however, for ease of reference, the parties have decided to no longer add the RX to the end of the Table reference.

PA 03735    SA-37

BOEING PROPRIETARY

versions of the supplemental exhibits and letter agreement listed in the right column of the below table.

Reference	Replacement Reference
Letter Agreement No. AAL-PA-03735-LA- AAL-PA-03735-LA-2306975R2	Letter Agreement No. AAL-PA-03735-LA-2306975R3
Letter Agreement No. AAL-PA-03735-LA-1106651R16	Letter Agreement No. AAL-PA-03735-LA-1106651R17
Letter Agreement No. AAL-PA-03735-LA-2306974	Letter Agreement No. AAL-PA-03735-LA-2306974R1
Letter Agreement No. AAL-PA-03735-LA-1801206	Letter Agreement No. AAL-PA-03735-LA-1801206R1
5.3    If Boeing or Customer determines that references described in Section 5.2 of this SA-37 should be further amended or other references in the Purchase Agreement and any supplemental agreements and associated letter agreements need to be amended as a result of this SA-37, then Boeing and Customer will work together for a mutually agreeable solution.

PA 03735    SA-37

BOEING PROPRIETARY

AGREED AND ACCEPTED this

14 January 2026
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	VP, Financial Planning & Analysis
Title	Title

PA 03735    SA-37

BOEING PROPRIETARY

Table 1-7 To Purchase Agreement No. PA-03735 [****] Aircraft Delivery, Description, Price and Advance Payments
TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
Article 6.	Confidentiality
TABLE
1R12 1-2R1 1-3R6 1-4R7 1-5R3 1-6 1-7	Aircraft Information Table [****] Aircraft Information Table [****] Aircraft Delivery, Description, Price, and Advance Payments 737-8 [****] Aircraft Delivery, Description, Price, and Advance Payments [****] 737-8 [****] Aircraft Delivery, Description, Price, and Advance Payments [****] Aircraft Delivery, Description, Price, and Advance Payments [****] Aircraft Delivery, Description, Price, and Advance Payments	19 32 19 29 32 32 37
EXHIBITS
AR1 A2 A3 A4	Aircraft Configuration [****] Delivery Aircraft Configuration [****] Delivery Aircraft Configuration [****] Aircraft Configuration	6 9 29 32
B.	Aircraft Delivery Requirements and Responsibilities
C.	Definitions
SUPPLEMENTAL EXHIBITS
AE1.	[****]
BFE1. BFE2.	BFE Variables – [****] BFE Variables – [****]	32
CS1R1. CS1-2.	Customer Support Variables Customer Support Variables [****]	4 33
EE1. EE1-2.	[****] [****]	33
SLP1.	[****]
PA-03735        Page 1 of 3
    SA-37
BOEING AND AMERICAN PROPRIETARY

LETTER AGREEMENTS		SA NUMBER
LA-1106648R1	Special Matters	6
LA-1106649	[****]
LA-1106650R8	[****]	32
LA-1106651R17	[****]	37
LA-1106652R3	[****]	32
LA-1106654R2	[****]	36
~~LA-1106655~~	~~Open Matters – 737 MAX~~ Withdrawn	6
LA-1106656R1	[****]	1
LA-1106657R1	[****]	2
LA-1106663 R1	[****]	2
LA-1106664 R1	[****]	2
LA-1106658	[****]
LA-1106659R4	[****]	32
LA-1106660R1	Spare Parts Initial Provisioning	33
LA-1106661R2	[****]	2
LA-1106667	[****]
LA-1106668R1	[****]	8
LA-1106669	[****]
LA-1106670R1	Confidentiality	32
LA-1106671R2	Miscellaneous Commitments	32
LA-1106672	Extended Warranty Option
LA-1106673R1*	[****]	4
LA-1106677	[****]
LA-1600073	[****]	4
LA-1600852	[****]
LA-1603773	[****]	5
LA-1605402R1	[****]	23
LA-1700919	[****]	7
LA-1801206R1	[****]	37
LA-2002704	[****]	11
LA-2002743	[****]	11
LA-2003342	[****]	11
LA-2003486	[****]	14
LA-2204032R1	[****]	32
LA-2306974R1	[****]	37
LA-2306975R3	[****]	37
LA-2306976	[****]	32
LA-2306977	[****]	32
PA-03735        Page 2 of 3
    SA-37
BOEING AND AMERICAN PROPRIETARY

LETTER AGREEMENTS, continued		SA NUMBER
LA-2306978	[****]	32
LA-2306979	[****]	32
LA-2306980	[****]	32
LA-2306981	[****]	32
LA-2306982	[****]	32
LA-2306983R1	[****]	34
LA-2306984	[****]	32
LA-2306985	[****]	32
LA-2306986	[****]	32
LA-2402910	[****]	33

* - This is an intended gap as there are no Letter Agreements LA-1106674 through LA-1106676 incorporated by the Purchase Agreement.
PA-03735        Page 3 of 3
    SA-37
BOEING AND AMERICAN PROPRIETARY

Airframe Model/MTOW:	737-10	[****] pounds	Detail Specification:	[****]
Engine Model/Thrust:	CFMLEAP-1B27	[****]pounds	Airframe Price Base Year/Escalation Formula:	[****]	[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:
Optional Features:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]		[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (ECI):
Buyer Furnished Equipment (BFE) Estimate:		$[****]	Base Year Index (ECI):	[****]
In-Flight Entertainment (IFE) Estimate:		$[****]
LIFT Seats Provided by Boeing (Estimate):		$[****]
Deposit per Aircraft:		$[****]

	[****] (if Applicable)^	Number	Escalation		Nominal	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery		of	Factor	Notes	Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date		Aircraft	(Airframe)		Month	Price Per A/P	[****]	[****]	[****]	[****]
~~[****]-2028~~		~~1~~	~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~Yes~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~		~~2~~	~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~Yes~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~		~~3~~	~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~Yes~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~		~~3~~	~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~Yes~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~

	[****] (if Applicable)^	Number	Escalation		Nominal	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery		of	Factor	Notes	Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date		Aircraft	(Airframe)		Month	Price Per A/P	[****]	[****]	[****]	[****]
~~[****]-2028~~		~~2~~	~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~Yes~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~		~~3~~	~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~Yes~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~		~~3~~	~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~Yes~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~		~~3~~	~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~Yes~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
[****]-2028		2	[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]	1	[****]	1	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029		1	[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]

	[****] (if Applicable)^	Number	Escalation		Nominal	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery		of	Factor	Notes	Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date		Aircraft	(Airframe)		Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2029	[****]-[****]	2	[****]	1	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029		2	[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029		1	[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]	3	[****]	1	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029		2	[****]	2	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]	3	[****]	1, 2	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029		1	[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]

	[****] (if Applicable)^	Number	Escalation		Nominal	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery		of	Factor	Notes	Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date		Aircraft	(Airframe)		Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2029	[****]-[****]	2	[****]	1	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029		1	[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]	3	[****]	1	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]	3	[****]	1	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]	3	[****]	1	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
Total:		30

*[****]
^[****]

Notes:
1 - [****]

2 – [****]

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-03735-LA-1106651R17
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    [****]
Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.Right to Purchase [****].
Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in [****] to the Purchase Agreement as of the date of execution of this Letter Agreement, [****] ([****]) and [****] ([****]). As of the Effective Date (as defined in Supplemental Agreement No. 34 to the Purchase Agreement (SA-34)) of SA-34 to the Purchase Agreement, there are [****].
2.[****].
2.1Intentionally Omitted.
2.2Intentionally Omitted.
2.3[****]. The [****] with [****] ([****]) in [****] ([****]) [****] for each [****] are listed in Attachment B to this Letter Agreement. No later than [****] to the [****] in each calendar [****] for years [****], Boeing will provide written notice setting forth [****] with a [****] in such calendar [****] ([****]). However, [****], the [****] for such [****] will be [****]. Such notice will constitute an amendment to Attachment B to this Letter Agreement.
3.[****].
3.1Subject to the provisions of Section 3.2 below, the [****] the Detail Specification for the Aircraft [****] at the time of [****] (as defined in Section 8 below). Such Detail Specification will be revised to include:
3.1.1.1.1[****],
3.1.1.1.2[****], and
3.1.1 (iii)     [****].
AAL-PA-03735-LA-1106651R17    SA-37
[****]    Page 1 of 3
BOEING AND AMERICAN PROPRIETARY

3.2[****] the right to [****] the [****] starting from a [****]; [****] which would result pursuant to the provisions of Section 3.1 above.
4.[****].
4.1The [****] for each of the [****] to this Letter Agreement.
4.2The [****] for each of the [****] shall be [****] ([****]) [****].
4.3The [****] shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of [****].
5.[****].
5.1[****].
5.2[****].
5.3[****].
6.Reserved.
7.[****].
7.1Customer may [****] to Boeing [****] ([****]):
7.1.1Intentionally Omitted.
7.1.2[****].
7.2Reserved.
8.[****].
8.1[****]t.
8.2Reserved.
8.2.1Reserved.
8.2.2    Reserved.
8.3     Reserved.
    8.3.1    Reserved.
9.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part, without the prior written consent of Boeing.
AAL-PA-03735-LA-1106651R17    SA-37
[****]    Page 2 of 3
BOEING AND AMERICAN PROPRIETARY

10.Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670R1 entitled “Confidentiality”.

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	14 January 2026

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	VP, Financial Planning & Analysis

Attachments:
Attachment A – Intentionally Omitted.
Attachment B – 737-10 [****] Aircraft
AAL-PA-03735-LA-1106651R17    SA-37
[****]    Page 3 of 3
BOEING AND AMERICAN PROPRIETARY

Attachment B To Letter Agreement No. AAL-PA-03735-LA-1106651R15 737-10 [****] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-10	[****]	Configuration Specification:	[****]
Engine Model/Thrust:	CFMLEAP-1B27	[****]	Airframe Price Base Year/Escalation Formula:	[****]	[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:
Optional Features Estimate:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]	Base Year Index (ECI):		[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):		[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]
Seller Purchased Equipment (SPE)/In-Flight Entert		$[****]
Non-Refundable Deposit/Aircraft:		$[****]

Delivery	Number of	Nominal Delivery
Date	Aircraft	Month
[****]-2029	2	No
[****]-2029		Yes
[****]-2029		No
[****]-2029	1	No
[****]-2029		Yes
[****]-2029		No
[****]-2030	2	No
[****]-2030		Yes
[****]-2030		No
[****]-2030	1	No
[****]-2030		Yes
[****]-2030		No
[****]-2030	2	No
[****]-2030		Yes
[****]-2030		No
[****]-2030	1	No
[****]-2030		Yes
[****]-2030		No
[****]-2030	1	No
[****]-2030		Yes
[****]-2030		No
[****]-2030	1	No
[****]-2030		Yes
[****]-2030		No

AAL-PA-03735-LA-1106651R17 122666-1O.txt Attachment B - [****] Aircraft

SA-37 Page 1

Boeing and American Proprietary

Attachment B To Letter Agreement No. AAL-PA-03735-LA-1106651R15 737-10 [****] Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Nominal Delivery
Date	Aircraft	Month
[****]-2030	1	No
[****]-2030		Yes
[****]-2030		No
[****]-2030	2	No
[****]-2030		Yes
[****]-2030		No
[****]-2030	1	No
[****]-2030		Yes
[****]-2030		No
[****]-2031	3	No
[****]-2031		Yes
[****]-2031		No
[****]-2031	1	No
[****]-2031		Yes
[****]-2031		No
[****]-2031	3	No
[****]-2031		Yes
[****]-2031		No
[****]-2031	1	No
[****]-2031		Yes
[****]-2031		No
[****]-2031	2	No
[****]-2031		Yes
[****]-2031		No
[****]-2031	1	No
[****]-2031		Yes
[****]-2031		No
[****]-2031	1	No
[****]-2031		Yes
[****]-2031		No
[****]-2031	2	No
[****]-2031		Yes
[****]-2031		No
[****]-2031	1	No
[****]-2031		Yes
[****]-2031		No

AAL-PA-03735-LA-1106651R17 122666-1O.txt Attachment B - [****] Aircraft

SA-37 Page 2

Boeing and American Proprietary

Attachment B To Letter Agreement No. AAL-PA-03735-LA-1106651R15 737-10 [****] Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Nominal Delivery
Date	Aircraft	Month
[****]-2032	2	No
[****]-2032		Yes
[****]-2032		No
[****]-2032	2	No
[****]-2032		Yes
[****]-2032		No
[****]-2032	4	No
[****]-2032		Yes
[****]-2032		No
[****]-2032	3	No
[****]-2032		Yes
[****]-2032		No
[****]-2032	2	No
[****]-2032		Yes
[****]-2032		No
[****]-2032	2	No
[****]-2032		Yes
[****]-2032		No
[****]-2032	1	No
[****]-2032		Yes
[****]-2032		No
[****]-2032	1	No
[****]-2032		Yes
[****]-2032		No
[****]-2032	1	No
[****]-2032		Yes
[****]-2032		No
[****]-2032	1	No
[****]-2032		Yes
[****]-2033		No
[****]-2033	1	No
[****]-2033		Yes
[****]-2033		No
[****]-2033	1	No
[****]-2033		Yes
[****]-2033		No

AAL-PA-03735-LA-1106651R17 122666-1O.txt Attachment B - [****] Aircraft

SA-37 Page 3

Boeing and American Proprietary

Attachment B To Letter Agreement No. AAL-PA-03735-LA-1106651R15 737-10 [****] Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Nominal Delivery
Date	Aircraft	Month
[****]-2033	1	No
[****]-2033		Yes
[****]-2033		No
[****]-2033	1	No
[****]-2033		Yes
[****]-2033		No
[****]-2033	2	No
[****]-2033		Yes
[****]-2033		No
[****]-2033	1	No
[****]-2033		Yes
[****]-2033		No
[****]-2033	2	No
[****]-2033		Yes
[****]-2033		No
[****]-2033	1	No
[****]-2033		Yes
[****]-2033		No
[****]-2033	2	No
[****]-2033		Yes
[****]-2033		No
[****]-2033	1	No
[****]-2033		Yes
[****]-2034		No
[****]-2034	2	No
[****]-2034		Yes
[****]-2034		No
[****]-2034	1	No
[****]-2034		Yes
[****]-2034		No
[****]-2034	1	No
[****]-2034		Yes
[****]-2034		No
[****]-2034	1	No
[****]-2034		Yes
[****]-2034		No

AAL-PA-03735-LA-1106651R17 122666-1O.txt Attachment B - [****] Aircraft

SA-37 Page 4

Boeing and American Proprietary

Attachment B To Letter Agreement No. AAL-PA-03735-LA-1106651R15 737-10 [****] Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Nominal Delivery
Date	Aircraft	Month
[****]-2034	1	No
[****]-2034		Yes
[****]-2034		No
[****]-2034	2	No
[****]-2034		Yes
[****]-2034		No
[****]-2034	1	No
[****]-2034		Yes
[****]-2034		No
[****]-2034	1	No
[****]-2034		Yes
[****]-2034		No
[****]-2034	1	No
[****]-2035		Yes
[****]-2035		No
[****]-2035	1	No
[****]-2035		Yes
[****]-2035		No
[****]-2035	2	No
[****]-2035		Yes
[****]-2035		No
[****]-2035	1	No
[****]-2035		Yes
[****]-2035		No
[****]-2035	2	No
[****]-2035		Yes
[****]-2035		No
[****]-2035	1	No
[****]-2035		Yes
[****]-2035		No
[****]-2035	3	No
[****]-2035		Yes
[****]-2035		No
[****]-2035	2	No
[****]-2035		Yes
[****]-2035		No

AAL-PA-03735-LA-1106651R17 122666-1O.txt Attachment B - [****] Aircraft

SA-37 Page 5

Boeing and American Proprietary

Attachment B To Letter Agreement No. AAL-PA-03735-LA-1106651R15 737-10 [****] Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Nominal Delivery
Date	Aircraft	Month
[****]-2035	2	No
[****]-2035		Yes
[****]-2035		No
Total:	87

Note: [****] to Letter Agreement No. AAL-PA-3735-11066508R8

AAL-PA-03735-LA-1106651R17 122666-1O.txt Attachment B - [****] Aircraft

SA-37 Page 6

Boeing and American Proprietary

The Boeing Company P.O. Box 3707 Seattle, WA 98124 22
AAL-PA-03735-LA-2306975R3
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    [****]

Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.Definitions.
[****] means [****] ([****]) and [****] pursuant to Letter Agreement No. AAL-PA-03735-LA-1106651R17 entitled “[****]”.
[****] means [****] pursuant to Letter Agreement No. AAL-PA-03735-LA-2306978 entitled “[****]”.

    [****] means [****] to the Purchase Agreement as of the date of this Letter Agreement.

2.[****]. [****] Section 2.1 of the Purchase Agreement, Boeing will [****], [****], or [****]. However, if Boeing [****], or [****] as set forth in the proceeding sentence, the [****], [****], or [****].
3.[****].
3.1[****]. [****], Boeing will [****]:
3.1.1[****]. A [****] ([****]) in the [****] ([****]). The [****] ([****]) and will be [****].
3.1.2[****]. A [****] ([****]) in the [****] ([****]). Customer [****].
3.1.3[****]. A [****] ([****]) in the [****] ([****]), [****] (MTOW) of [****] [****]) of [****], and [****] ([****]) of [****], in [****]. The [****] ([****]) [****] to the Purchase Agreement in accordance with the terms and conditions of the Purchase Agreement. The [****] to the Purchase Agreement in accordance with the terms and conditions of the Purchase Agreement [****]. In the event Customer [****].
3.1.4[****]. An [****] ([****]) in the [****] ([****]). The [****].
3.1.5[****]. For [****] noted in [****] (as defined in the [****] LA, as defined below), Boeing will [****] in accordance with and as described in [****] of Letter
AAL-PA-03735-LA-2306975R3    SA-37
[****]    Page 1
BOEING AND AMERICAN PROPRIETARY

Agreement No. AAL-PA-3735-2306984, as amended, entitled “[****]” (the [****] LA) in the [****] ([****]) on [****] (as defined in the [****] LA) as shown below:

[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

3.1.6[****]. The [****] for any and all [****] will be [****] in accordance with Article 2.2(iii) of the [****] LA.
4.[****] – [****]
4.1[****]. At the [****], Boeing will [****]:
4.1.1[****]. An [****] ([****]) in the [****] ([****]). The [****] ([****]) and will be [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
4.1.2[****]. An [****] ([****]) in the [****] ([****]), [****], [****], [****]. The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****]. The [****], [****], and [****] ([****]) [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****]. In the event [****], [****] and [****], the [****].
4.1.3[****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
AAL-PA-03735-LA-2306975R3                                  SA-37
[****]    Page 2
BOEING AND AMERICAN PROPRIETARY

4.1.4[****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
4.1.5[****]. In [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
4.1.6[****]. In [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
4.1.7[****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
4.2[****]. At the [****], Boeing [****]:
4.2.1[****]. [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
4.2.2[****]. [****] ([****]) in the [****] ([****]), [****], and [****], in [****]. The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****]. The [****], the [****], and the [****] ([****]) [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement. In the event [****], [****] and [****], the [****].
4.2.3[****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
4.2.4[****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the for the [****].
4.2.5[****]. In [****], a [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
4.2.6[****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
4.3[****]. At the [****], Boeing will [****]:
4.3.1[****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
4.3.2[****]. A [****] ([****]) in the [****] ([****]), [****], [****], and [****], in [****]. The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****]. In the event [****], [****] and [****], the [****]. The [****], the [****], and the [****] ([****]) [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
4.3.3[****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
AAL-PA-03735-LA-2306975R3                                  SA-37
[****]    Page 3
BOEING AND AMERICAN PROPRIETARY

4.3.4[****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
5.[****].
5.1If [****] of the following [****] Aircraft that is to be delivered by Boeing to Customer, [****] Aircraft [****], Boeing [****] ([****]) in the [****] ([****]):
i)[****]; and
ii)[****]; and
iii)[****].
5.2The [****] [****]).
6.[****]. [****], [****] ([****]) in the [****] ([****]). Customer [****] for [****].
7.[****].
8.    Unless otherwise noted above, [****] pursuant to Article 3, Article 4, and Article 5 above may, [****], be [****] (i) [****], or (ii) [****] ([****]). For the avoidance of doubt and notwithstanding the foregoing, the [****] described in Article 3.1.5, above, [****]. Assignment.
The Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.
9.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670R1 entitled “Confidentiality”.

[Intentionally Left Blank]

AAL-PA-03735-LA-2306975R3                                  SA-37
[****]    Page 4
BOEING AND AMERICAN PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	14 January 2026

AMERICAN AIRLINES, INC.		THE BOEING COMPANY

By:	/s/ American Airlines, Inc.	By:	/s/ The Boeing Company

Name:	American Airlines, Inc.	Name:	The Boeing Company

Title:	VP, Financial Planning & Analysis	Title:	Attorney-In-Fact

AAL-PA-03735-LA-2306975R3                                  SA-37
[****]    Page 5
BOEING AND AMERICAN PROPRIETARY

The Boeing Company P.O. P.O. Box 3707 Seattle, WA 98124 2207
AAL-PA-03735-LA-2306974R1

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    [****]

Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to model 737-10 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.Definitions.
Airframe [****] means the airframe [****] to the Purchase Agreement and subject to the terms and conditions of the Purchase Agreement.
[****] means the [****] and [****].
[****] means the [****] in [****] and [****] that is [****] in accordance to the [****]set forth in [****] to the Purchase Agreement where the [****] such as, but not limited to [****].
[****] means the [****] from Boeing to Customer in accordance with Article 3 of this Letter Agreement.
    [****] means the [****] for a [****] as [****] in accordance with the terms and conditions of the Purchase Agreement [****] are defined in [****] to the Purchase Agreement.
[****] will have the meaning specified in Letter Agreement Number AAL-PA-03735-LA-1106651R14 relating to [****].
[****] means each [****].
[****] means the [****].
    [****] means [****] as defined in Letter Agreement No. AAL-PA-03735-LA-2306978 entitled “[****]”.
[****] means, for the [****] of a [****], the [****] listed under the [****] column as set forth in Attachment B to this Letter Agreement.
    SA-37

BOEING AND AMERICAN PROPRIETARY

[****] means, for the [****] of a [****], the [****] listed under the [****] as set forth in Attachment B to this Letter Agreement.
2.Applicability.
Notwithstanding any other provision of the Purchase Agreement, the [****] for each [****] with a [****] during the [****] will be determined in accordance with this Letter Agreement.
3.[****].
3.1Boeing [****] and [****] to Customer the [****] for [****] as set forth in Attachment A to this Letter Agreement.
3.2If the [****] that the [****] will be [****] the [****] for the [****] of a [****]t (an “[****]”), then [****] will [****] Customer with an [****] in accordance with the "[****]" listed in Attachment A to this Letter Agreement. The [****] will, in [****], either:
3.2.1[****] that Boeing will [****] the [****] in the [****] of the [****] for such [****] in lieu of the [****]; or
3.2.2[****] Customer with the [****]:
(i)[****]; or
(ii)[****].
3.3If Boeing [****] Customer the [****] described in Article 3.2.2 above, then Customer [****] Boeing in [****] of its [****] ([****]) [****] ([****]).
3.3.1If Customer [****] described in Article 3.2.2(ii) above, then the [****] ([****]) [****] from the [****] ([****]). If the [****] to [****] to an [****], then [****] ([****]). If [****] to [****] in accordance with this Article 3.3.1 ([****]), then:
(i)[****].
3.3.2[****].
3.3.3[****] under Section 3.3.1 of this Letter Agreement, and [****] in accordance with Article 3.2.2(i) above [****].
3.4If the [****] that the [****] for the [****] of a [****], then an [****] at the [****] with Article 4 of this Letter Agreement.
4.[****].
If an [****] is [****] to Article 3.4 of this Letter Agreement, then the [****] as follows:
4.1[****]. If the [****] as follows:
4.1.1[****]. If the [****].
4.1.2[****]. If the [****].
AAL-PA-03735-LA-2306974R1    SA-37

BOEING AND AMERICAN PROPRIETARY

4.2[****]. If the [****].
5.[****].
If any [****] terms and conditions set forth in the Purchase Agreement and [****] per the terms of the Purchase Agreement, then the [****].
6.[****].
The [****] in the Purchase Agreement as [****], will, subject to the terms and conditions of the Purchase Agreement, be [****].
7.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.
8.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670R1 entitled “Confidentiality”.

ACCEPTED AND AGREED TO this

Date:	14 January 2026

AMERICAN AIRLINES, INC.		THE BOEING COMPANY

By:	/s/ American Airlines, Inc.	By:	/s/ The Boeing Company

Name:	American Airlines, Inc.	Name:	The Boeing Company

Title:	VP, Financial Planning & Analysis	Title:	Attorney-In-Fact

AAL-PA-03735-LA-2306974R1    SA-37

BOEING AND AMERICAN PROPRIETARY

ATTACHMENT A

[****]

[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

AAL-PA-03735-LA-2306974R1    SA-37

BOEING AND AMERICAN PROPRIETARY

ATTACHMENT B

[****]

[****]

[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
AAL-PA-03735-LA-2306974R1    SA-37

BOEING AND AMERICAN PROPRIETARY

[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
AAL-PA-03735-LA-2306974R1    SA-37

BOEING AND AMERICAN PROPRIETARY

[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
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AAL-PA-03735-LA-2306974R1    SA-37

BOEING AND AMERICAN PROPRIETARY

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AAL-PA-03735-LA-2306974R1    SA-37

BOEING AND AMERICAN PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207
AAL-PA-03735-LA-1801206R1

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    [****]

Reference:    Purchase Agreement No. PA-3735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

    The terms and conditions described in this Letter Agreement are applicable only to the aircraft described in Section 1 below.

1.[****] Delivery Schedule.

This Letter Agreement [****] the Scheduled Delivery Month of [****] ([****]) Aircraft currently scheduled to deliver in calendar years [****] ([****] Delivery Aircraft) and [****] the Scheduled Delivery Months to calendar years [****]. For avoidance of doubt, [****] Delivery Aircraft remain Aircraft under the Purchase Agreement. Attachment A of this Letter Agreement identifies the [****] Delivery Aircraft by the [****] delivery month ([****] Delivery Month) and sets forth the [****] delivery month ([****] Delivery Month) for the [****] Delivery Aircraft. Additionally, Table 1-2R1 of the Purchase Agreement includes the [****] Delivery Aircraft per the revisions of this Letter Agreement.

2.[****].

Boeing agrees that it is [****] the delivery schedule of the [****] Delivery Aircraft.

3.Delivery [****].

3.1    The Aircraft Basic Price for each of the [****] Delivery Aircraft [****]. For the avoidance of doubt, Boeing agrees to [****] the Aircraft Basic Price for [****].

3.2    If the delivery of the [****] Delivery Aircraft [****] in the [****] Delivery Month, then [****] in accordance with and subject to the terms and conditions of the Purchase Agreement (that is, if the Purchase Agreement [****]).
AAL-PA-03735-LA-1801206R1    SA-37
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BOEING PROPRIETARY

3.3.    The delivery [****] for the [****] Delivery Aircraft will [****] the Aircraft Basic Price in accordance with Sections 3.1 and 3.2, above.

4.Advance Payments.

Advance Payments for the [****] Delivery Aircraft are [****] Letter Agreement AAL-PA-03735-LA-1106650R8 entitled “[****]”. The Advance Payments for the [****] Delivery Aircraft will be paid per the Advance Payment Base Price as found on Table 1-2R1 [****] as set forth in Section 3.1 of this Letter Agreement.

5.Confidentiality.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670R1, as may be amended from time to time, entitled “Confidentiality”.

6.Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing, except to the extent permissible under the terms of the AGTA.
AAL-PA-03735-LA-1801206R1    SA-37
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BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ The Boeing Company

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	14 January 2026

AMERICAN AIRLINES, INC.

By	/s/ American Airlines

Its	VP, Financial Planning & Analysis

AAL-PA-03735-LA-1801206R1    SA-37
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BOEING PROPRIETARY

Attachment A to AAL-PA-03735-LA-1801206R1
	[****] Delivery Month	[****] Delivery Month (Nominal Delivery Month)
1	[****]	[****]
2	[****]	[****]
3	[****]	[****]
4	[****]	[****]
5	[****]	[****]
6	[****]	[****]
7	[****]	[****]
8	[****]	[****]
9	[****]	[****]
10	[****]	[****]

PA No. 3219        SA-37
Attachment A to AAL-PA-03735-LA-1801206R1

BOEING PROPRIETARY